EXHIBIT 99.1

VEECO REPORTS SECOND QUARTER 2019 FINANCIAL RESULTS

Second Quarter 2019 Highlights:

•	Revenues of $97.8 million, compared with $157.8 million in the same period last year
•	GAAP net loss of $15.6 million, or $0.33 loss per diluted share
•	Non-GAAP net loss of $3.0 million, or $0.06 loss per diluted share

Plainview, N.Y., August 5, 2019 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its second quarter ended June 30, 2019.  Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

GAAP Results	Q2 ’19	Q2 ’18
Revenue	$97.8	$157.8
Net income (loss)	$(15.6)	$(237.6)
Diluted earnings (loss) per share	$(0.33)	$(5.02)

Non-GAAP Results	Q2 ’19	Q2 ’18
Net income (loss)	$(3.0)	$7.2
Operating income (loss)	$(1.6)	$10.8
Diluted earnings (loss) per share	$(0.06)	$0.15

“As demand for cloud storage increases, we continue to see strength in our data storage products with another solid quarter of shipments.  In addition, our Front-End Semi market reached its highest revenue level in several years as we shipped our first EUV mask blank system for volume production,” commented William J. Miller, Ph.D., Chief Executive Officer.

“We are also happy to announce we shipped our first beta MOCVD system optimized for photonics applications.  This is an important step in our penetration into the arsenide/phosphide MOCVD market with customers focused on VCSELs, edge emitting lasers and ROY LEDs.  We continue to work with other customers to place additional systems,” concluded Dr. Miller.

Guidance and Outlook

The following guidance is provided for Veeco’s third quarter 2019:

•	Revenue is expected in the range of $95 million to $115 million
•	GAAP loss per share are expected in the range of ($0.40) to ($0.20)
•	Non-GAAP earnings (loss) per share are expected in the range of ($0.10) to $0.10

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, August 5, 2019 starting at 5:00pm ET. To join the call, dial 1-800-458-4121 (toll free) or 1-929-477-0324 and use passcode 5214856. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website beginning at 8:00pm ET this evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our proven MOCVD, lithography, laser annealing, ion beam, and single wafer etch & clean technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2018 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors: Media:

Anthony Bencivenga (516) 252-1438David Pinto (408)  325-6157

abencivenga@veeco.comdpinto@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2019	2018	2019	2018
Net sales	$97,822	$157,779	$197,193	$316,353
Cost of sales	61,537	102,384	126,192	204,278
Gross profit	36,285	55,395	71,001	112,075
Operating expenses, net:
Research and development	22,922	24,930	46,262	49,250
Selling, general, and administrative	19,757	24,274	39,660	50,657
Amortization of intangible assets	4,243	10,386	8,460	23,918
Restructuring	616	2,917	2,046	5,612
Acquisition costs	—	1,316	—	2,657
Asset impairment	—	252,343	—	252,343
Other, net	(44)	443	(80)	286
Total operating expenses, net	47,494	316,609	96,348	384,723
Operating income (loss)	(11,209)	(261,214)	(25,347)	(272,648)
Interest expense, net	(4,211)	(4,445)	(8,412)	(9,068)
Income (loss) before income taxes	(15,420)	(265,659)	(33,759)	(281,716)
Income tax expense (benefit)	145	(28,025)	336	(28,255)
Net income (loss)	$(15,565)	$(237,634)	$(34,095)	$(253,461)

Income (loss) per common share:
Basic	$(0.33)	$(5.02)	$(0.72)	$(5.35)
Diluted	$(0.33)	$(5.02)	$(0.72)	$(5.35)

Weighted average number of shares:
Basic	47,112	47,311	47,145	47,332
Diluted	47,112	47,311	47,145	47,332

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	June 30,	December 31,
	2019	2018
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$161,715	$212,273
Restricted cash	733	809
Short-term investments	84,495	48,189
Accounts receivable, net	58,949	66,808
Contract assets	12,029	10,397
Inventories	139,708	156,311
Deferred cost of sales	7,444	3,072
Prepaid expenses and other current assets	26,444	22,221
Total current assets	491,517	520,080
Property, plant and equipment, net	80,761	80,284
Operating lease right-of-use assets	11,543	—
Intangible assets, net	76,689	85,149
Goodwill	184,302	184,302
Deferred income taxes	1,869	1,869
Other assets	29,182	29,132
Total assets	$875,863	$900,816

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$21,703	$39,611
Accrued expenses and other current liabilities	42,797	46,450
Customer deposits and deferred revenue	84,031	72,736
Income taxes payable	669	1,256
Total current liabilities	149,200	160,053
Deferred income taxes	5,700	5,690
Long-term debt	293,611	287,392
Operating lease long-term liabilities	7,166	—
Other liabilities	9,160	9,906
Total liabilities	464,837	463,041

Total stockholders’ equity	411,026	437,775

Total liabilities and stockholders’ equity	$875,863	$900,816

Veeco Instruments Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended June 30, 2019	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$97,822					$97,822
Gross profit	36,285	595		62		36,942
Gross margin	37.1%					37.8%
Operating expenses	47,494	(3,993)	(4,243)	(741)		38,517
Operating income (loss)	(11,209)	4,588	4,243	803	^	(1,575)
Net income (loss)	(15,565)	4,588	4,243	3,751	^	(2,983)

Income (loss) per common share:
Basic	$(0.33)					$(0.06)
Diluted	(0.33)					(0.06)
Weighted average number of shares:
Basic	47,112					47,112
Diluted	47,112					47,112

^- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended June 30, 2019
Restructuring	616
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	187
Subtotal	803
Non-cash interest expense	3,138
Non-GAAP tax adjustment *	(190)
Total Other	3,751

*- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended June 30, 2018	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$157,779					$157,779
Gross profit	55,395	536		617		56,548
Gross margin	35.1%					35.8%
Operating expenses	316,609	(4,368)	(10,386)	(256,115)		45,740
Operating income (loss)	(261,214)	4,904	10,386	256,732	^	10,808
Net income (loss)	(237,634)	4,904	10,386	229,533	^	7,189

Income (loss) per common share:
Basic	$(5.02)					$0.15
Diluted	(5.02)					0.15
Weighted average number of shares:
Basic	47,311					47,328
Diluted	47,311					47,350

^- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended June 30, 2018
Asset impairment	252,343
Restructuring	2,260
Acquisition related	1,316
Release of inventory fair value step-up associated with the Ultratech purchase accounting	520
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	293
Subtotal	256,732
Non-cash interest expense	2,912
Non-GAAP tax adjustment *	(30,111)
Total Other	229,533

*- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments, as well as the exclusion of certain tax benefits attributed to the change in U.S. tax laws.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	June 30, 2019	June 30, 2018
GAAP Net income (loss)	$(15,565)	$(237,634)
Share-based compensation	4,588	4,904
Amortization	4,243	10,386
Asset impairment	—	252,343
Restructuring	616	2,260
Acquisition related	—	1,316
Release of inventory fair value step-up associated with the Ultratech purchase accounting	—	520
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	187	293
Interest (income) expense, net	4,211	4,445
Income tax expense (benefit)	145	(28,025)
Non-GAAP Operating income (loss)	$(1,575)	$10,808

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
September 30, 2019	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$95	-	$115				$95	-	$115
Gross profit	35	-	44	1	—	—	36	-	45
Gross margin	36%	-	38%				37%	-	39%
Operating expenses		~$49		3	4	2		~$39
Operating income (loss)	(14)	-	(5)	4	4	3	(3)	-	6
Net income (loss)	$(18)	-	$(9)	4	4	5	$(5)	-	$4

Income (loss) per diluted common share	$(0.40)	-	$(0.20)				$(0.10)	-	$0.10
Weighted average number of shares	47		47				47		47

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (Loss)

(in millions)
(unaudited)

Guidance for the three months ending September 30, 2019
GAAP Net income (loss)	$(18)	-	$(9)
Share-based compensation	4	-	4
Amortization	4	-	4
Restructuring	2	-	2
Interest expense, net	4	-	4
Other	1	-	1
Non-GAAP Operating income (loss)	$(3)	-	$6

Note: Amounts may not calculate precisely due to rounding.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.